UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2013

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

In addition to historical information, this release contains certain forward-looking statements, including statements regarding the payment of dividends. Nature’s Sunshine may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, Nature’s Sunshine’s beliefs, expectations, hopes, or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely,” and similar expressions identify forward-looking statements.  All forward-looking statements included in this release are made as of the date hereof and are based on information available to the Company as of such date. Nature’s Sunshine assumes no obligation to update any forward-looking statement.  Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: further  reviews  of the Company’s financial statements by the Company and its Audit Committee; modification of the Company’s accounting practices; foreign business risks; industry cyclicality; fluctuations in customer demand and order pattern; changes in pricing and general economic conditions; as well as other risks detailed in the Company’s previous filings with the SEC.

Item 2.02              Results of Operations and Financial Condition.

On May 8, 2013, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2013. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 9, 2013, Mr. Mark R. Genender has resigned as a Director of the Company.

Item 5.03              Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

On May 8, 2013, the Board of Directors of the Company approved the Second Amended and Restated Bylaws of the Company (the “Restated Bylaws”), entirely replacing its prior Amended and Restated Bylaws. One purpose of the Restated Bylaws is to bring them into harmony with coinciding amendments to the Company’s Articles of Incorporation (as described below under Item 8.01 of this report).  These Bylaw changes include phasing out the Company’s classified Board of Directors to provide instead for the annual election of directors, changing the required shareholder vote from 75% to a majority standard for the removal of directors, and to amend certain provisions in the Bylaws relating to directors.

Additionally, the Restated Bylaws include the adoption of a “majority voting standard” for the election of directors in uncontested elections.  Although directors will continue to be elected by a plurality of the votes cast, any nominee for director in an uncontested election who receives a greater number of votes “withheld” or “against” from his or her election than votes “for” his or her election shall immediately offer to tender his or her resignation following certification of such shareholder vote. The Nominating and Corporate Governance Committee shall promptly consider the director’s resignation offer and make a recommendation to the Board of Directors on whether to accept or reject the offer. The Board of Directors shall act on the recommendation of the Nominating and Corporate Governance Committee and publicly disclose its decision within 90 days following certification of the shareholder vote. The preceding majority voting requirements shall not apply in contested elections (that is, when the number of nominees for election exceeds the number of directors to be elected).

The Restated Bylaws also clarify that each director’s term shall be until the next annual meeting of shareholders and until their successors shall have been elected and qualified or until such director’s earlier death, resignation or removal.

Finally, the Restated Bylaws include several technical changes to improve the overall clarity of the Bylaws and to ensure compliance with current Utah corporate law.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 5.07              Submission of Matters to a Vote of Security Holders.

On May 8, 2013, the Company held its annual general meeting of shareholders, at which the following items were voted upon:

(1)         Approval of amendments to the Articles of Incorporation to phase out the classified Board of Directors. The Company’s shareholders approved the amendments to the Articles that will phase out the classification of the Board of Directors and provide instead for the annual election of all directors. The following table sets forth the vote of the shareholders at the meeting with respect to this amendment:

For	Against	Abstain	Broker Non-Vote
12,303,103	27,966	11,893	1,460,468

(2)         Approval of Amendments to the Articles of Incorporation to eliminate the 75% supermajority voting requirement with respect to removal of Directors. The Company’s shareholders approved the amendments to the Articles that will eliminate the supermajority voting requirement with respect to the removal of Directors for cause and replace it with a majority voting standard. The following table sets forth the vote of the shareholders at the meeting with respect to this amendment:

For	Against	Abstain	Broker Non-Vote
12,308,080	26,191	8,690	1,460,468

(3)         Approval of amendments to the Articles of Incorporation to eliminate the 75% supermajority voting requirement with respect to amendments to Article VI of the current Articles. The Company’s shareholders approved the amendments to the Articles that will eliminate the supermajority voting requirement with respect to Article VI of the current Articles and adopt a majority voting standard.

For	Against	Abstain	Broker Non-Vote
12,303,808	30,261	8,893	1,460,468

(4)         Election of Directors. The Company’s shareholders elected for one-year terms all persons nominated for election as directors as set forth in the Proxy Statement. The following table sets forth the vote of the shareholders at the meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote

Willem Mesdag	12,164,852	180,110	1,458,468
Jeffrey D. Watkins	12,134,728	210,234	1,458,468

There were no abstentions with respect to the election of directors.

(5)         Ratification of appointment of independent registered public accounting firm. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2013. The following table sets forth the vote of the shareholders at the meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
13,463,241	194,535	9,108

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal 2013.

(6)         Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
11,533,258	714,039	95,663	1,460,469

Item 8.01              Other Events.

Quarterly Cash Dividend

On May 8, 2013, the Company issued a press release announcing that its Board of Directors had approved the Company’s payment of a quarterly cash dividend of $0.10 per share, payable on May 30, 2013, to shareholders of record on May 20, 2013.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Amendments to Articles of Incorporation

On May 10, 2013, following shareholder approval of amendments to Articles VI and IX to the Company’s Amended and Restated Articles of Incorporation (the “Amendments”) at the Company’s 2013 Annual Meeting of Stockholders, as reported under Item 5.07 of this report, the Company filed Articles of Amendment to the Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Utah Department of Commerce, Division of Corporations and Commercial Code. The Articles of Amendment are expected to become effective as of May 10, 2013.

The Amendments phase out the classification of the Company’s Board of Directors and provide instead for the annual election of directors. They also allow directors to be removed for cause with the affirmative vote of at least a majority, rather than 75%, of the shares then entitled to vote at an election of directors and remove the prohibition with respect to amendments to Article VI of the Company’s Articles of Incorporation without the affirmative vote of at least 75% of our shares then issued and outstanding and entitled to vote on the amendment and to replace that with a majority voting standard.

The foregoing description of the Amendments is qualified in its entirety by reference to the complete text of the Articles of Amendment, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

The following documents are filed as exhibits to this report:

Item No.	Exhibit
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Nature’s Sunshine Products, Inc., filed May 10, 2013

3.2	Second Amended and Restated Bylaws of Nature’s Sunshine Products, Inc., dated May 8, 2013

99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated May 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: May 13, 2013	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer

EXHIBIT INDEX

Item No.	Exhibit
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of Nature’s Sunshine Products, Inc., filed May 10, 2013

3.2	Second Amended and Restated Bylaws of Nature’s Sunshine Products, Inc., dated May 8, 2013

99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated May 8, 2013